UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 11, 2005

Date of Report (Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50126 (Commission File Number)	33-0865080 (IRS Employer Identification No.)

8105 Irvine Center Drive, 15th Floor, Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 585-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On March 11, 2005, Commercial Capital Bancorp, Inc. announced by press release that it would be participating in the Cohen Bros. & Co., Inc. 1st Annual Investor Conference, which will be held in New York City, New York on Friday March 18, 2005.

Item 9.01: Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit 99.1 Press Release dated March 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon ————————————
Stephen H. Gordon
Chairman of the Board and
Chief Executive Officer

Date: March 11, 2005